UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

EAGLE FINANCIAL SERVICES, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-42512	54-1601306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 East Main Street
Berryville, Virginia		22611
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (540) 955-2510

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $2.50 par value per share	EFSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

An Annual Meeting of Shareholders of Eagle Financial Services, Inc. (the “Company”) was held on May 19, 2026, for the purpose of considering and acting upon the following matters:

1.
To elect four (4) Directors, Brandon C. Lorey, Douglas C. Rinker, John D. Stokely and Brian T. Strosser each for a term of three (3) years and to elect two (2) Directors, Susan D. Davies and Karthik Shyamsunder, each for a term of two (2) years.
2.
To approve the Eagle Financial Services, Inc. 2026 Employee Stock Purchase Plan.
3.
To ratify the appointment of Yount, Hyde & Barbour, P.C., as our independent registered public accounting firm for the year ending December 31, 2026.

The final voting results for each proposal, including the votes for and against, and any withheld, abstained, or broker non-votes, are described below.

Proposal 1 – Election of Directors

The Company’s shareholders elected all six nominees for director. For each nominee, the votes cast for and against, as well as withheld and broker non-votes, were as follows:

	For	Withheld	Broker Non-Votes
Brandon C. Lorey	3,545,730	62,736	514,936
Douglas C. Rinker	3,413,048	195,418	514,936
John D. Stokely	3,413,365	195,101	514,936
Brian T. Strosser	3,473,284	135,182	514,936
Susan D. Davies	3,473,595	134,871	514,936
Karthik Shyamsunder	3,545,975	62,491	514,936

Proposal 2 – Approval of Eagle Financial Services, Inc. 2026 Employee Stock Purchase Plan

The Company’s shareholders approved the 2026 Employee Stock Purchase Plan. The votes cast for and against this proposal, as well as votes abstained and, broker non-votes, were as follows:

For	Against	Abstain	Broker Non-Votes
3,321,310	195,071	92,083	514,937

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders approved the ratification of the Audit Committee’s selection of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The votes cast for and against this proposal, as well as the votes abstained, were as follows:

For	Against	Abstain
4,080,508	24,801	18,092

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
No.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eagle Financial Services, Inc.

Date:	May 20, 2026	By:	/s/ KATHLEEN J. CHAPPELL
Kathleen J. Chappell Executive Vice President and CFO